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                                                                 Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated August 2, 1999 into the Company's previously filed Form S-8 Registration Statement File No. 333-88635. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 1998.


/s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
March 29, 2000